RUMBLE ON

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
AUTHORIZED CLASS B COMMON SHARES: 100,000,000

NUMBER

CLASS B
COMMON STOCK

SEE REVERSE FOR STATEMENTS RELATING TO RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS IF ANY

SHARES

CLASS B
COMMON STOCK

CUSIP 781386 30 5

THIS CERTIFIES THAT

*** SPECIMEN ***

IS THE REGISTERED OWNER OF

*

FULLY-PAID AND NON-ASSESSABLE SHARES OF THE CLASS B COMMON STOCK, PAR VALUE $0.001 EACH, OF **RUMBLEON, INC.** TRANSFERABLE ON THE BOOKS OF THE CORPORATION HEREOF, IN PERSON OR BY DULY AUTHORIZED ATTORNEY, UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED AND REGISTERED BY THE TRANSER AGENT AND REGISTRAR. WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED:
SIGNED AND AUTHORIZED

RUMBLEON, INC.
CORPORATE
SEAL
October 21, 2013
NEVADA

MARSHALL CHESROWN, CEO

THOMAS AUCAMP, CORPORATE SECRETARY

COUNTERSIGNED & REGISTERED:
WEST COAST STOCK TRANSFER, INC.

WEST COAST
STOCK TRANSFER

BY: ______________________________
AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	- as tenants in common	UNIF GIFT MIN (TRANS) ACT	______ Custodian ______
TEN ENT	- as tenants by the entirety	(UGMA)/(UTMA)	(Cust) (Minor)
COMM PROP	- as community property tenancy in common		under Uniform Gifts (Transfer) to
JTWROS	- as joint tenants with rights of survivorship and not as tenants in common		Minors Act ______ (State)

Additional abbreviations may also be used though not in the above list.

For Value Received ______________________ **hereby sell, assign and transfer unto**

PLEASE INSERT SOCIAL SECURITY OR SOME OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

____

____

____

____

____

shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________ **Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises**

Dated ______________

SIGNATURE GUARANTEE

(The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associates and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C Rule 17Ad-15

X ______________________

X ______________________

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.

NOTICE: THE IRS REQUIRES THAT WE REPORT COST BASIS OF CERTAIN SHARES ACQUIRED AFTER JANUARY 1, 2011. IF YOUR SHARES WERE COVERED BY THE LEGISLATION AND YOU HAVE SOLD OR TRANSFERRED THE SHARES, WE WILL APPLY THE FIRST IN, FIRST OUT (FIFO) METHOD UNLESS SPECIFIED OTHERWISE. PLEASE CONSULT YOUR TAX ADVISOR IF ADDITIONAL INFORMATION ABOUT COST BASIS IS NEEDED.

NOTICE: IF YOU DO NOT KEEP IN CONTACT WITH US OR DO NOT HAVE ACTIVITY FOR THE TIME PERIODS SPECIFIED BY STATE LAW, YOUR PROPERTY COULD BECOME SUBJECT TO STATE UNCLAIMED PROPERTY LAWS AND TRANSFERRED TO THE APPROPRIATE STATE.

TRANSFER FEES MAY APPLY